Exhibit 10.1

WAIVER

This WAIVER (this “Waiver”), dated as of June 12, 2023, is made and entered into by and among (i) Hainan Manaslu Acquisition Corp., a Cayman Islands exempted company (together with its successors, “Purchaser”), (ii) Able View Inc., a Cayman Islands exempted company (the “Company”), (iii) Able View Global Inc., a Cayman Islands exempted company and wholly owned subsidiary of the Company (“Pubco”), (iv) Able View Corporation Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), and (v) each of the holders of the Company’s outstanding shares named hereto (collectively, the “Sellers”). Each of the Purchaser, the Company, Pubco, Merger Sub and the Sellers are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parties are Parties to that certain Business Combination Agreement, dated as of November 21, 2022, as may be amended, modified or supplemented from time to time (the “Agreement”), which provides for a Business Combination between the Company and the Purchaser;

WHEREAS, Section 9.1(f) of the Agreement provides that the obligations of each Party to the Agreement to consummate the Transactions is subject to the satisfaction or written waiver (where permissible) by the Company and Purchaser, of the following condition: “Net Tangible Assets Test. Either (i) the Purchaser shall have immediately prior to the Closing, after giving effect to the Redemption and any Transaction Financing, or (ii) Pubco shall have upon the consummation of the Closing, after giving effect to the Transactions and the Redemption and any Transaction Financing, in either case, net tangible assets of at least $5,000,001 on a consolidated basis (as calculated in accordance with Rule 3a51-1(g)(1) of the Exchange Act)” (the “Net Tangible Assets Closing Condition”); and

WHEREAS, acting pursuant to Section 12.11 of the Agreement, the Parties desire to amend the Agreement to waive the Net Tangible Assets Closing Condition as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the parties agree as follows:

1. Waiver. Effective as of the Closing, each of the Company and the Purchaser hereby waives the Net Tangible Assets Closing Condition contained in Section 9.1(f) of the Agreement.

2. Reservation of Rights. Subject to the waiver provided herein, the Agreement shall remain in full force and effect. Except as expressly set forth herein, this Waiver shall not be deemed to be a waiver, amendment or modification of any provision of the Agreement or any right, power or remedy of the parties, or constitute a waiver of any provision of the Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, each party reserves all rights, remedies, powers, or privileges available under the Agreement, at law or otherwise.

3. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Waiver.

4. Governing Law. This Waiver shall be governed by and construed exclusively in accordance with the laws of the State of New York without regard to conflicts of law principles.

5. Counterparts. This Waiver may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

[signature page follows]

IN WITNESS WHEREOF, each Party hereto has caused this Waiver to be signed and delivered by its respective duly authorized officer as of the date first written above.

Purchaser:

HAINAN MANASLU ACQUISITION CORP.

By:	/s/ Zhifan Zhou
	Name:	Zhifan Zhou
	Title:	Chief Executive Officer

Pubco:

ABLE VIEW GLOBAL INC.

By:	/s/ Tang Jing
	Name:	Tang Jing
	Title:	Director

Merger Sub:

ABLE VIEW CORPORATION INC.

By:	/s/ Tang Jing
	Name:	Tang Jing
	Title:	Director

The Company:

ABLE VIEW INC.

By:	/s/ Tang Jing
	Name:	Tang Jing
	Title:	Director

The Sellers:

Print Name
of Seller:	Fortune Mighty Investment Limited

By:	/s/ Mu Wenming
[Signature]

If Entity, Print Name
and Title of Signatory:	Mu Wenming

The Sellers:

Print Name
of Seller:	Gallery Marine Pte. Ltd.

By:	/s/ Xu Lijuan
[Signature]

If Entity, Print Name
and Title of Signatory:	Xu Lijuan

The Sellers:

Print Name
of Seller:	Goodfortune Amber Star Limited

By:	/s/ Mu Wenming
[Signature]

If Entity, Print Name
and Title of Signatory:	Mu Wenming

The Sellers:

Print Name
of Seller:	Goodfortune Star Platinum Limited

By:	/s/ Mu Wenming
[Signature]

If Entity, Print Name
and Title of Signatory:	Mu Wenming

The Sellers:

Print Name
of Seller:	Healthy Great Investing Company Limited

By:	/s/ Zhu Jian
[Signature]

If Entity, Print Name
and Title of Signatory:	Zhu Jian

The Sellers:

Print Name
of Seller:	Luckylily Ltd

By:	/s/ Zhang Li
[Signature]

If Entity, Print Name
and Title of Signatory:	Zhang Li

The Sellers:

Print Name
of Seller:	Perfectshine Amber Star Limited

By:	/s/ Mu Wenming
[Signature]

If Entity, Print Name
and Title of Signatory:	Mu Wenming

The Sellers:

Print Name
of Seller:	Perfectshine Holding Limited

By:	/s/ Mu Wenming
[Signature]

If Entity, Print Name
and Title of Signatory:	Mu Wenming

The Sellers:

Print Name
of Seller:	Perfectshine Star Platinum Limited

By:	/s/ Mu Wenming
[Signature]

If Entity, Print Name
and Title of Signatory:	Mu Wenming

The Sellers:

Print Name
of Seller:	Scenery Investing Company Limited

By:	/s/ Tang Jing
[Signature]

If Entity, Print Name
and Title of Signatory:	Tang Jing

The Sellers:

Print Name
of Seller:	Smartest Star Investing Company Limited

By:	/s/ Wang Jung
[Signature]

If Entity, Print Name
and Title of Signatory:	Wang Jung

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